UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2009
Date of Report (Date of earliest event reported)

Osler Incorporated
(Exact name of registrant as specified in its charter)

Nevada	333-146163	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Sample Road, Suite 310
Pompano Beach, Florida 33064
(Address of principal executive offices)
(Zip Code)

(954) 580-1102
(Registrant’s telephone number, including area code)

1400 Paces Lane, Suite 202
Woodstock, GA, 30189
(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

          This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

          Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

Item 1.01 — Entry Into Material Definitive Agreement

          On July 16, 2009, Osler Incorporated (hereinafter referred to as “we,” “us,” “our,” or “our Company”) split-off its wholly-owned subsidiary, Osler Leasco, Inc., a Delaware corporation (“OLI”), through the sale of all of the outstanding capital stock of OLI (the “Split-Off”). The Company executed a Split-Off Agreement with Greg Chapman and OLI, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the terms of the Split-Off Agreement, Mr. Chapman, the Company’s former Chief Executive Officer and Chairman, acquired all of the outstanding shares of capital stock of OLI in consideration of $28,000 previously paid by the Company to Mr. Chapman and the return by Mr. Chapman of 30,000,000 shares of the Company’s common stock that the Company cancelled immediately following the consummation of the purchase and sale of an aggregate of 23,560,001 shares of the Company’s common stock, as discussed more fully in Item 5.01 below. At the closing of the Split-Off, there were 24,800,000 shares of the Company’s common stock issued and outstanding after giving effect to the cancellation of the 30,000,000 shares tendered by Mr. Chapman.

Item 2.01 — Completion of Acquisition or Disposition of Assets

          Also on July 16, 2009 and immediately prior to the transactions contemplated by the Split-Off Agreement, the Company and OLI entered into an Assignment and Assumption Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the terms of the Assignment and Assumption Agreement, OLI assumed substantially all of the assets and liabilities of the Company. Upon completion of the transactions contemplated by the Split-Off Agreement and the Assignment and Assumption Agreement, the Company had substantially no assets and no liabilities and is currently in the process of contemplating other business opportunities, including, but not limited, to a merger or business combination with one or more possible parties. The Company has not entered into any definitive agreements with any party relating to such a transaction.

Item 5.01 — Changes in Control of Registrant

          As more fully explained in Items 1.01 and 2.01, on July 16, 2009, pursuant to the terms of the Split-Off Agreement, Mr. Chapman acquired all of the outstanding shares of capital stock of OLI in consideration of $28,000 previously paid by the Company to Mr. Chapman and the return by Mr. Chapman of 30,000,000 shares of the Company’s common stock, which the Company cancelled. Immediately prior to the transactions contemplated by the Split-Off Agreement, Mr. Chapman held 54.74% of the total combined voting power of all classes of our outstanding stock entitled to vote. At the closing of the Split-Off and after giving effect to the cancellation of Mr. Chapman’s shares of the Company’s common stock, there were 24,800,000 shares of the Company’s common stock issued and outstanding.

          On July 16, 2009, twenty-four (24) privately negotiated purchase agreements (the “Purchase Agreements”) were consummated for the aggregate purchase and sale of 23,560,001 shares of the Company’s common stock. Of the 24 Purchase Agreements, 23 were between Insurance Marketing Solutions, LLC (“IMS”), an affiliate of C. Leo Smith, the sole member of IMS and as of July 16, 2009, our sole director, and various sellers, pursuant to which IMS purchased an aggregate of 18,226,000 shares of the Company’s common stock, representing approximately 73.4% of our total issued and outstanding shares of common stock. The Purchase Agreements were conducted through privately negotiated transactions with the then holders of the Company’s securities

          IMS used personal funds provided by C. Leo Smith, the sole member of IMS and our sole director as of July 16, 2009, to purchase an aggregate of 18,226,000 shares of the Company’s common stock pursuant to twenty-three (23) Purchase Agreements with 23 stockholders. Pursuant to each of the 23 Purchase Agreements, IMS paid each seller approximately $1.00 as consideration for the Company’s securities. Pursuant to the Purchase Agreement between IMS as buyer and Lance Friedman, the Company’s President, Chief Executive Officer, Chief Financial Officer and former director, as seller (the “Friedman SPA”), IMS also paid an aggregate of $379,976 to creditors and advisors of the Company and a broker dealer who served as a finder in the transaction. Also, pursuant to the Friedman SPA, Mr. Smith has agreed to pay Mr. Friedman the additional sum of $20,000 if Mr. Friedman delivers to the Company on or before August 15, 2009, the Company’s Annual Report on Form 10-K for the year ended June 30, 2009 and tax returns for the Company for the fiscal years 2008 and 2009.

          Upon the closing of the Purchase Agreements, Insurance Marketing Solutions, LLC, attained voting control of the Company though its purchase of approximately 73.4% of the total combined voting power of all classes of the Company’s common stock. As such, C. Leo Smith will indirectly have control of 73.4% of the total combined voting power of all classes of the Company’s common stock through his beneficial ownership of IMS. Pursuant to the terms of the Friedman SPA, as of its closing on July 16, 2009, Mr. Friedman resigned as, and Mr. Smith became, the Company’s sole director. There are no other arrangements or understandings among members of both the former and new control groups of the Company with respect to the election of directors or other matters. There are no arrangements, known to the Company, relating to the sale of common stock purchased by IMS including any pledge by IMS of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

          The Company was a “shell company”, as defined in Rule 12b-2 of the Exchange Act prior to the change in control. In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included instead of including the required disclosure in this Form 8-K. The Company hereby incorporates the information contained in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 10, 2008 into this Current Report on form 8-K.

          Further reference is made to the disclosures set forth under Items 1.01 and 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

          On July 16, 2009, pursuant to the terms of the Friedman SPA, Mr. Friedman resigned as, and Mr. Smith became, the Company’s sole director. Mr. Friedman will remain as the Company’s President, Chief Executive Officer and Chief Financial Officer. An affiliate of Mr. Smith, Insurance Marketing Solutions, LLC, of which Mr. Smith is the sole member, acquired 18,226,000 shares of the Company’s issued and outstanding common stock in a concurrent transaction.

          The biographical information for C. Leo Smith is as follows:

          C. Leo Smith, 41, previously served as the Chairman of the Board of Directors and Chief Executive Officer and Chief Financial Officer of Smith International Enterprises, Inc., d/b/a AmerPlast Manufacturing, from the inception of the company in 1991 until it was sold in 2002. AmeriPlast Manufacturing was a privately held manufacturer of pre-paid telephone calling cards and stored value cards, such as gift cards and credit cards.

          In April 2002, AmeriPlast Manufacturing was sold to Signature Graphics Inc., a privately held company. In June 2002 Signature Graphics Inc., which had previously acquired all of the assets and liabilities of AmeriPlast Manufacturing, filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Middle District of Florida-Orlando Division.

          The proposed reorganization plan of Signature Graphics, Inc. was rejected, and was converted into a Chapter 7 Liquidation in March 2003. Mr. Smith subsequently filed for Chapter 7 Personal Bankruptcy on October 14, 2005. Such filing was caused by the fact that all of the asset, equipment, and machinery leases and mortgages of AmeriPlast Manufacturing were personally guaranteed by Mr. Smith. He was discharged from bankruptcy on April 4, 2006 by Judge Raymond James.

          In 2003, subsequent to the sale of Ameriplast Manufacturing, Mr. Smith formed and founded Advanced Imaging Systems, Inc., a privately held company. Advanced Imaging Systems’ business was similar to that of AmeriPlast Manufacturing, but on a smaller scale, though far more automated and sophisticated. The eventual goal of Advanced Imaging Systems was to concentrate strictly on manufacturing and developing secured credit cards, smart cards, and biometric cards.

          In the latter part of 2003, Advanced Imaging Systems was acquired by a publicly held company, A. M. S. Marketing, Inc., which company was subsequently renamed International Imaging Systems, Inc. Mr. Smith was the Chief Executive Officer of International Imaging Systems, Inc. until the company was sold to a private investment group in September 2006.

          Since September 2006, Mr. Smith has provided business consulting services to a number of privately held domestic and foreign corporations. Such consulting services have primarily been in the areas of marketing and/or manufacturing.

Item 9.01 — Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

10.1	Split Off Agreement, dated as of July 16, 2009, by and among Osler Incorporated, Osler Leasco, Inc. and Greg Chapman.

10.2	Assignment and Assumption Agreement, dated as of July 16, 2009 by and between Osler Leasco, Inc. and Osler Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Osler Incorporated

/s/ Lance Friedman

Lance Friedman
President, Chief Executive Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)